UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 1999

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of April 1999 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 34 thereof, entered into various agreements relating to Howard Park Ltd., a Florida limited partnership (the "Operating Partnership") on behalf of Series 34 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of April 1999 (the "Operating Partnership Agreement"), pursuant to which Series 34 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 16 unit apartment complex for families located at Florida City in Dade County, Florida, which is known as Howard Park Apartments (the "Apartment Complex"). The Apartment Complex consists of 2 buildings containing 2 one-bedroom units, 6 two-bedroom units and 8 three-bedroom units. Amenities include an individual electric furnace in each unit as well as a frost-free refrigerator and an electric range with self cleaning oven. Construction of the Apartment Complex commenced in April 1999 and was completed in December 1999. 100% Occupancy was achieved in February 2000.

The Operating Partnership received permanent financing in the amount of $214,144 (the "Permanent Mortgage") from the Florida Housing Finance Corporation. The Permanent Mortgage is expected to bear interest at 3.0% per annum payable over a 15 year amortization period and a 15 year term. The Operating Partnership received additional permanent financing in the amount of $115,000 from the City of Florida City, Florida. The Permanent Mortgage is expected to bear interest at 3.0% per annum payable over a 50 year amortization period and a 50 year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Lovey Clayton & David Clayton, (the "General Partner"). The principals of the General Partners are Lovey Clayton and David Clayton.

Series 34 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $710,361 to the Operating Partnership in 3 installments as follows:

    $532,770 (the "First Installment") on the latest of (i) Admission Date, (ii) First Mortgage Closing, (iii) Permanent Mortgage Commitment, (iv) Carryover Certification, (v) receipt of a title insurance commitment acceptable to the Investment Limited Partner, or (vi) receipt of back-up documentation acceptable to the Investment Limited Partner evidencing that, as of December 31, 1997, the Partnership had incurred at least 10% of it total reasonably expected basis in the Apartment Complex as of December 31, 1999;
    $85,243 (the "Second Installment") on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) State Designation, (iv) receipt by the Limited Partners of a copy of the Partnership's owner's title insurance policy, as endorsed through the Second Installment due date, with such policy and endorsement in form and substance satisfactory to the Special Limited Partner, or (v) receipt by the Limited Partners of updated property and general liability insurance certificates acceptable to the Special Limited Partner; and
    $92,348 (the "Third Installment") on the latest of (i) the Initial 100% Occupancy Date, (ii) Permanent Mortgage Commencement, (iii) Rental Achievement, or (iv) receipt by the Investment Limited Partner of written acknowledgment by the First Mortgage Lender that a debt service coverage ratio of 1.10 has been achieved for six consecutive calendar months (considered in the aggregate), commencing not earlier than Permanent Mortgage Commencement.

The first, second and third Installments have been paid by Series 34.

The total Capital Contribution of Series 34 to the Operating Partnership is based on the Operating Partnership receiving $1,055,200 in Tax Credits during the 10-year period commencing in 1999 of which 99% ($1,044,650) will be allocated to Series 34 as the Investment Limited Partner of the Operating Partnership.

Series 34 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	1%	50%	50%
Series 34	99%	49.99%	50%
Special Limited Partner	0%	0.01%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 34.

Series 34 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2000 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $3,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.3 of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $3,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.3 of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $171,584. The Development Fee, shall be due and payable only in accordance with Section 6.12 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President